Exhibit 10.13

Addendum No. 04 to the Contract of Potency Reserve and Supply of Electric Power, executed by and between Companhia Hidro Elétrica do São Francisco - CHESF and Trikem S/A, on 06/02/1998.

COMPANHIA HIDRO ELÉTRICA DO SÃO FRANCISCO, operator of electric power public services, established in the City of Recife, State of Pernambuco, at Rua Delmiro Gouveia number 333, District of Bongi, enrolled in the Taxpayers’ General Registry of the Ministry of Finance under number 33 541 368/0001-16 and in the Fiscal Registry of the State of Pernambuco under number 18 1 001 0005584-6, hereinafter referred to as CHESF, and TRIKEM S/A, with its industrial facilities in the Municipality of Maceió, State of Alagoas, enrolled in the Taxpayers’ General Registry of the Ministry of Finance under number 13 558 226/0013-98 and in the Fiscal Registry of the State of Alagoas under number 240 07111-5, hereinafter referred to as CONSUMER, the parties being represented by their Directors who signed “in-fine”, have mutually adjusted this ADDENDUM TO THE CONTRACT OF POTENCY RESERVE AND SUPPLY OF ELECTRIC POWER, according to the following clauses:

1st CLAUSE	The subject matter of this Addendum is establishing, for all contractual purposes, the quantities of reserved potency, according to the values and periods included in the attached table, which is an integral part of this Addendum.

The other clauses in the contract hereby appended, remain unchanged with respect to all provisions that do not expressly or implicitly are conflicting herewith.

Being thus agreed, the parties sign this instrument on 3 (three) copies of equal content and configuration, in the presence of the witnesses indicated.

                                                                                            Recife, February 04, 2000

COMPANHIA HIDRO ELÉTRICA DO SÃO FRANCISCO - CHESF

(Signed by)	(Signed by)
Mozart de Siqueira Campos Araujo,	Paulo de Tarso da Costa,
Director President	Operations Director

TRIKEM S/A.

(Signed by)	(Signed by)
OSVALDO URDANIZ DEIRO,	JOÃO CARLOS BRASIL FEIJÓ,
Director	Director

WITNESSES:

(Signed by)	(Signed by)
Ricardo de Maya Gomes Simões,	João Henrique de Araújo Franklin Neto

TABLE OF POTENCY RESERVE

Addendum No. 04 to the Contract of Potency Reserve and Supply of Electric Power, executed by and between Companhia Hidro Elétrica do São Francisco - CHESF and Trikem S/A, on 02/04/2000.

		PERIOD	MONTHLY
PERIOD OF SUPPLY		IN	(VALUES IN KW)
Item	Month/Year	THE YEAR	Peak	Out of Peak
01	Jan/2000	Wet	165,000	165,000
02	Feb. 01 to 04/2000	Wet	165,000	165,000
03	Feb. 05 to 29/2000	Wet	170,000	170,000
04	04 Mar to Apr/2000	Wet	170,000	170,000
05	May to Nov/2000	Dry	170,000	170,000
06	Dec/2000	Wet	170,000	170,000
07	Jan to Apr/2001	Wet	170,000	170,000
08	May to Nov/2001	Dry	170,000	170,000
09	Dec/2001	Wet	170,000	170,000
10	Jan to Apr/2002	Wet	170,000	170,000
11	May to Nov/2002	Dry	170,000	170,000
12	Dec/2002	Wet	170,000	170,000
13	Jan to Apr/2003	Wet	170,000	170,000
14	May to Nov/2003	Dry	170,000	170,000
15	Dec/2003	Wet	170,000	170,000
16	Jan to Apr/2004	Wet	170,000	170,000
17	May to Nov/2004	Dry	170,000	170,000
18	Dec/2004	Wet	170,000	170,000

COMPANHIA HIDRO ELÉTRICA DO SÃO FRANCISCO - CHESF

(Signed by)	(Signed by)
Mozart de Siqueira Campos Araujo,	Paulo de Tarso da Costa,
Director President	Operations Director

TRIKEM S/A.